Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2015

Pro Forma - Blucora Consolidated Financial Results (1)

	2014		2015
(in thousands except %s and per share amounts, rounding differences may exist)	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31
Segment Revenue
Wealth Management (2)	$304,854		$76,795	$80,834	$79,977	$82,133	$319,739
Tax Preparation	103,719		81,068	30,900	2,875	2,865	117,708
Total	$408,573		$157,863	$111,734	$82,852	$84,998	$437,447
Segment Income (Loss)
Wealth Management (2)	$40,314		$8,647	$10,617	$11,488	$12,245	$42,997
Tax Preparation	49,696		44,145	19,890	(2,542)	(4,509)	56,984
Total	$90,010		$52,792	$30,507	$8,946	$7,736	$99,981
Segment Income (Loss) % of Revenue
Wealth Management	13%		11%	13%	14%	15%	13%
Tax Preparation	48%		54%	64%	(88)%	(157)%	48%
Total	22%		33%	27%	11%	9%	23%
Unallocated Corporate Operating Expense (3)	$14,235		$4,376	$4,662	$4,433	$4,279	$17,750
Adjusted EBITDA	$75,775		$48,416	$25,845	$4,513	$3,457	$82,231
Other Unallocated
Stock-based compensation (4)	$13,591		$2,889	$3,289	$3,379	$4,034	$13,591
Depreciation	3,972		1,144	1,133	1,168	1,168	4,613
Amortization of acquired intangible assets (4)	40,740		10,185	10,185	10,243	10,238	40,851
Interest income	(355)		(122)	(138)	(170)	(179)	(609)
Interest expense (5)	37,034		9,224	9,220	9,298	9,317	37,059
Amortization of debt issuance costs (5)	1,753		454	467	482	491	1,894
Accretion of debt discounts (5)	4,525		1,178	1,207	1,235	1,260	4,880
Other (income) loss, net	(285)		(487)	(308)	(214)	(281)	(1,290)
Total	$100,975		$24,465	$25,055	$25,421	$26,048	$100,989
Income (Loss) from Continuing Operations before Taxes	$(25,200)		$23,951	$790	$(20,908)	$(22,591)	$(18,758)
Income Tax (Benefit) Expense (6)
Cash	$2,200		$550	$550	$550	$550	$2,200
Non-cash	(11,902)		8,671	(245)	(8,600)	(9,248)	(9,422)
Total	$(9,702)		$9,221	$305	$(8,050)	$(8,698)	$(7,222)
GAAP Income (Loss) from Continuing Operations (7)	$(15,498)		$14,730	$485	$(12,858)	$(13,893)	$(11,536)
GAAP Income (Loss) from Continuing Operations per Share - diluted	$(0.37)		$0.35	$0.01	$(0.31)	$(0.34)	$(0.28)
Non-GAAP Income (Loss) from Continuing Operations	$30,125		$37,315	$14,572	$(6,961)	$(7,976)	$36,950
Non-GAAP Income (Loss) from Continuing Operations per Share - diluted	$0.70	(8)	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	(9)
Diluted Shares - GAAP	41,396		41,899	41,936	40,950	40,979	40,959
Notes to Pro Forma Consolidated Financial Results on next page

Notes to Pro Forma Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As presented in the Pro Forma - Wealth Management Segment Financial Results on page 5.

(3)	Unallocated corporate expenses exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the HD Vest - TaxAct 2015 credit facility that was used to finance the acquisition.

(6)	Excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million per year, given expected net operating loss utilization.

(7)
Excludes impacts of non-controlling interest associated with HD Vest management rollover equity ownership of 4.48%. Impacts of accounting for non-controlling interest are recorded after GAAP Income (Loss) from Continuing Operations.

(8)	Calculation in FY 2014 used 42,946,000 diluted shares due to pro forma non-GAAP net income.

(9)	Calculation in FY 2015 used 41,861,000 diluted shares due to pro forma non-GAAP net income.

Reconciliation of Pro Forma Non-GAAP Financial Measures (1) (2)

	2014	2015
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Pro Forma Adjusted EBITDA
Pro forma income (loss) from continuing operations (3)	$(15,498)	$14,730	$485	$(12,858)	$(13,893)	$(11,536)
Pro forma stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591
Pro forma depreciation and amortization of acquired intangible assets	44,712	11,329	11,318	11,411	11,406	45,464
Pro forma other loss, net (4)	42,672	10,247	10,448	10,631	10,608	41,934
Pro forma income tax (benefit) expense	(9,702)	9,221	305	(8,050)	(8,698)	(7,222)
Pro forma adjusted EBITDA	$75,775	$48,416	$25,845	$4,513	$3,457	$82,231
Pro Forma Non-GAAP Income (Loss) from Continuing Operations
Pro forma income (loss) from continuing operations (3)	$(15,498)	$14,730	$485	$(12,858)	$(13,893)	$(11,536)
Pro forma stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591
Pro forma amortization of acquired intangible assets	40,740	10,185	10,185	10,243	10,238	40,851
Pro forma accretion of debt discount on Convertible Senior Notes	3,594	940	958	975	993	3,866
Pro forma cash tax impact of adjustments to pro forma net income	(400)	(100)	(100)	(100)	(100)	(400)
Pro forma non-cash income tax (benefit) expense	(11,902)	8,671	(245)	(8,600)	(9,248)	(9,422)
Pro forma non-GAAP income (loss) from continuing operations	$30,125	$37,315	$14,572	$(6,961)	$(7,976)	$36,950

Pro forma non-GAAP income (loss) per share from continuing operations	$0.70	$0.89	$0.35	$(0.17)	$(0.19)	$0.88
Pro forma diluted shares	42,946	41,899	41,936	40,950	40,979	41,861

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the February 11, 2016 Current Report on Form 8-K.

(3)	As presented in the Pro Forma - Blucora Consolidated Financial Results (unaudited) on page 2.

(4)
Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, and gain on third party bankruptcy settlement.

Pro Forma - Wealth Management Segment Financial Results

	2014	2015
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Pro Forma Segment Revenue	$304,854	$76,795	$80,834	$79,977	$82,133	$319,739
Pro Forma Segment Net Revenue (1)	$96,735	$23,798	$25,587	$24,752	$25,612	$99,749
Pro Forma Segment Income (2)	$40,314	$8,647	$10,617	$11,488	$12,245	$42,997
Pro Forma Segment Income % of Revenue	13%	11%	13%	14%	15%	13%
Pro Forma Segment Income % of Net Revenue	42%	36%	41%	46%	48%	43%

(in thousands except %s, rounding differences may exist)			2014	2015
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Advisor-driven	Commission	- Transactions - Asset levels	$152,344	$37,476	$39,142	$38,835	$41,490	$156,943
	Advisory	- Advisory asset levels	120,185	31,734	32,799	33,327	31,573	129,434
Attachment revenue retained by us	Asset-Based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,658	4,590	5,016	4,580	4,685	18,871
	Transaction and Fee	- Account activity - Number of clients - Number of advisors - Number of accounts	13,666	2,996	3,876	3,235	4,385	14,492
	Total Revenue		$304,854	$76,795	$80,834	$79,977	$82,133	$319,739
	Total Recurring Revenue		$236,100	$60,540	$63,409	$62,373	$61,671	$247,994

(1)	Amount represents pro forma segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

Pro Forma - Blucora Leverage Ratio

2015
(in thousands except ratio, rounding differences may exist)	FY 12/31
CASH:
Cash and cash equivalents	$55,473
Available-for-sale investments	11,301
$66,774

DEBT:
Convertible senior notes	$201,250
TaxAct - HD Vest 2015 credit facility	400,000
Note payable, related party	6,400
$607,650

NET CASH / (DEBT) FROM CONTINUING OPERATIONS	$(540,876)

OTHER:
Add: Escrow receivable (1)	$20,000
Add: Cash and cash equivalents with discontinued operations	2,158
Less: Debt associated with discontinued operations	(25,000)
$(2,842)

TOTAL NET CASH / (DEBT)	$(543,718)

SEGMENT INCOME:
Tax Preparation	$56,984
Wealth Management	42,997
Discontinued Operations	36,093
136,074
Unallocated corporate operating expenses	(17,750)
ADJUSTED EBITDA	$118,324

LEVERAGE RATIO	(4.60)

(1)
Amount represents consideration funded to escrow that is contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount will be returned to the Company from escrow.

Blucora Operating Metrics - Wealth Management

	2014	2015
(in thousands except %s and as indicated below, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Total Assets Under Administration ("AUA")	$37,132,757	$37,791,025	$37,839,908	$35,625,032	$36,573,766	$36,573,766

Advisory Assets Under Management ("AUM")	$9,552,876	$9,860,064	$9,899,542	$9,396,557	$9,692,244	$9,692,244
% of Total Assets Under Administration	25.7%	26.1%	26.2%	26.4%	26.5%	26.5%

Cash Sweep Assets	$1,376,929	$1,322,701	$1,327,644	$1,480,025	$1,684,861	$1,684,861

Number of Advisors (in ones)	4,515	4,564	4,579	4,625	4,600	4,600

Recurring Revenue Rate	77.4%	78.8%	78.4%	78.0%	75.1%	77.6%

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	Tax seasons ended April 16,			Years ended December 31,
Consumer e-files	2015	2014	% change	2015	2014	% change
Online e-files	5,058	5,067	0%	5,235	5,262	(1)%
Desktop e-files	261	246	6%	273	258	6%
Sub-total e-files	5,319	5,313	0%	5,508	5,520	0%
Free File Alliance e-files (1)	172	210	(18)%	181	222	(18)%
Total e-files	5,491	5,523	(1)%	5,689	5,742	(1)%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.

As Reported - Blucora Consolidated Financial Results

	2014		2015
(in thousands except %s and per share amounts, rounding differences may exist)	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31
Segment Revenue
Tax Preparation (1)	$103,719		$81,068	$30,900	$2,875	$2,865	$117,708
Segment Income (Loss) (2)
Tax Preparation (1)	$49,696		$44,145	$19,890	$(2,542)	$(4,509)	$56,984
Segment Income (Loss) % of Revenue
Tax Preparation (1)	48%		54%	64%	(88)%	(157)%	48%
Unallocated Corporate Operating Expense (2)	$14,235		$4,376	$4,662	$5,747	$15,722	$30,507
Other Unallocated (2)
Stock-based compensation	$8,694		$1,905	$1,995	$2,074	$2,720	$8,694
Depreciation	1,972		538	538	585	626	2,287
Amortization of acquired intangible assets	20,192		5,048	5,048	5,106	5,101	20,303
Interest income	(355)		(122)	(138)	(170)	(179)	(609)
Interest expense	9,476		2,388	2,242	2,203	2,211	9,044
Amortization of debt issuance costs	1,059		276	280	286	291	1,133
Accretion of debt discounts	3,594		940	958	975	993	3,866
Loss on debt extinguishment and modification expense	—		—	—	—	398	398
Other (income) loss, net	(285)		(487)	(308)	(214)	(281)	(1,290)
Total	$44,347		$10,486	$10,615	$10,845	$11,880	$43,826
Income (Loss) from Continuing Operations before Taxes	$(8,886)		$29,283	$4,613	$(19,134)	$(32,111)	$(17,349)
Income Tax (Benefit) Expense
Cash	$117		$57	$59	$58	$60	$234
Non-cash (3)	(3,459)		9,811	2,143	(6,984)	(9,827)	(4,857)
Total	$(3,342)		$9,868	$2,202	$(6,926)	$(9,767)	$(4,623)
GAAP Income (Loss) from Continuing Operations	$(5,544)		$19,415	$2,411	$(12,208)	$(22,344)	$(12,726)
GAAP Income (Loss) from Continuing Operations per Share - diluted	$(0.13)		$0.46	$0.06	$(0.30)	$(0.55)	$(0.31)
GAAP Discontinued Operations (4)	$(30,003)		$3,685	$1,840	$1,597	$(34,470)	$(27,348)
GAAP Discontinued Operations per Share - diluted	$(0.73)		$0.09	$0.04	$0.04	$(0.84)	$(0.67)
GAAP Net Income (Loss)	$(35,547)		$23,100	$4,251	$(10,611)	$(56,814)	$(40,074)
GAAP Net Income (Loss) per Share - diluted	$(0.86)		$0.55	$0.10	$(0.26)	$(1.39)	$(0.98)

Adjusted EBITDA	$35,461		$39,769	$15,228	$(6,975)	$(8,788)	$39,234
Non-GAAP Income (Loss) from Continuing Operations	$23,326		$37,085	$12,488	$(9,919)	$(11,455)	$28,199
Non-GAAP Income (Loss) from Continuing Operations per Share - diluted	$0.54	(5)	$0.89	$0.30	$(0.24)	$(0.28)	$0.67	(6)

Outstanding Shares	40,882		40,851	40,944	40,951	40,954	40,954
Basic Shares - GAAP	41,396		40,987	40,918	40,950	40,979	40,959
Diluted Shares - GAAP	41,396		41,899	41,936	40,950	40,979	40,959

Cash & Short-term Investments	$293,588		$306,899	$291,234	$283,689	$66,774	$66,774
Outstanding Debt - Principal Amount	253,190		229,250	231,250	231,250	607,650	607,650
Net Cash (Debt)	$40,398		$77,649	$59,984	$52,439	$(540,876)	$(540,876)
Notes to As Reported Consolidated Financial Results on next page

Notes to As Reported Consolidated Financial Results

(1)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(2)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, other income/loss, net, or income taxes to the reportable segment.  The general and administrative costs are included in Unallocated Corporate Operating Expense.

(3)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of US federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(4)
On October 14, 2015, we announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented.

(5)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

(6)	Calculation in FY 2015 used 41,861,000 diluted shares due to non-GAAP net income.

As Reported - Blucora Reconciliation of Non-GAAP Financial Measures (1)

	2014	2015
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA
Income (loss) from continuing operations (2)	$(5,544)	$19,415	$2,411	$(12,208)	$(22,344)	$(12,726)
Stock-based compensation	8,694	1,905	1,995	2,074	2,720	8,694
Depreciation and amortization of acquired intangible assets	22,164	5,586	5,586	5,691	5,727	22,590
Acquisition-related transaction costs	—	—	—	1,314	9,674	10,988
CEO separation-related costs	—	—	—	—	1,769	1,769
Other loss, net (3)	13,489	2,995	3,034	3,080	3,433	12,542
Income tax (benefit) expense	(3,342)	9,868	2,202	(6,926)	(9,767)	(4,623)
Adjusted EBITDA (4)	$35,461	$39,769	$15,228	$(6,975)	$(8,788)	$39,234
Non-GAAP Income (Loss) from Continuing Operations
Income (loss) from continuing operations (2)	$(5,544)	$19,415	$2,411	$(12,208)	$(22,344)	$(12,726)
Stock-based compensation	8,694	1,905	1,995	2,074	2,720	8,694
Amortization of acquired intangible assets	20,192	5,048	5,048	5,106	5,101	20,303
Accretion of debt discount on Convertible Senior Notes	3,594	940	958	975	993	3,866
Loss on debt extinguishment and modification expense	—	—	—	—	398	398
Acquisition-related transaction costs	—	—	—	1,314	9,674	10,988
CEO separation-related costs	—	—	—	—	1,769	1,769
Cash tax impact of adjustments to GAAP net income	(151)	(34)	(67)	(196)	61	(236)
Non-cash income tax (benefit) expense	(3,459)	9,811	2,143	(6,984)	(9,827)	(4,857)
Non-GAAP income (loss) from continuing operations (4)	$23,326	$37,085	$12,488	$(9,919)	$(11,455)	$28,199

Non-GAAP income (loss) from continuing operations per share	$0.54	$0.89	$0.30	$(0.24)	$(0.28)	$0.67
Diluted shares	42,946	41,899	41,936	40,950	40,979	41,861

(1)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the February 11, 2016 Current Report on Form 8-K.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3)
Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, and gain on third party bankruptcy settlement.

(4)
We define Adjusted EBITDA and Non-GAAP income (loss) from continuing operations differently effective with 4Q15 due to the discontinued operations treatment of our Search and Content and E-Commerce businesses, as well as transaction costs related to the HD Vest acquisition and separation-related costs in connection with the upcoming departure of our chief executive officer both of which were announced in 4Q15.

As Reported - Blucora Reconciliation of Operating Free Cash Flow (1)

	2014	2015
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided (used) by operating activities from continuing operations	$20,128	$28,187	$1,613	$(8,854)	$(4,605)	$16,341
Excess tax benefits from stock-based award activity (2)	6,398	22,081	5,484	1,067	(20,665)	7,967
Purchases of property and equipment	(2,037)	(259)	(366)	(241)	(646)	(1,512)
Operating free cash flow	$24,489	$50,009	$6,731	$(8,028)	$(25,916)	$22,796

(1)
We define operating free cash flow as net cash provided by operating activities from continuing operations plus the excess tax benefits from stock-based award activity and less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business after the purchase of property and equipment that can then be used for, among other things, strategic acquisitions and investments in the business, stock repurchases, and funding ongoing operations.

(2)	The significant majority of excess tax benefits from stock-based award activity represents the utilization of equity net operating loss carryforwards from prior years.